                                                                Exhibit 4(i).21

                                  SAFEWAY INC.
                             CANADA SAFEWAY LIMITED
                               LUCERNE FOODS LTD.

                            EXTENSION AGREEMENT AND
                          SIXTH AMENDMENT AND CONSENT
                           DATED AS OF MARCH 31, 1994
                         TO SECOND AMENDED AND RESTATED
                        WORKING CAPITAL CREDIT AGREEMENT


   This EXTENSION AGREEMENT AND SIXTH AMENDMENT AND CONSENT dated as of March 31, 1994 (this "Amendment") to the Second Amended and Restated Working Capital Credit Agreement dated as of June 14, 1990, as amended by a First Amendment and Consent dated as of March 22, 1991, a Second Amendment and Consent dated as of June 7, 1991, a Third Amendment and Consent dated as of August 7, 1991, a Fourth Amendment and Consent dated as of November 8, 1991, and a Fifth Amendment and Consent dated as of January 28, 1992 (as so amended, "Working Capital Credit Agreement") is by and among Safeway Inc., a Delaware corporation ("Company"), Canada Safeway Limited, an Alberta corporation ("Safeway Canada"), Lucerne Foods Ltd., an Alberta corporation ("Lucerne"), the financial institutions named on the signature pages hereof ("Banks"), The Bank of Nova Scotia, as paying agent with respect to the Canadian Loans and Bankers' Acceptance Facility ("Canadian Paying Agent"), BT Bank of Canada, as administrative agent with respect to the Canadian Loans and Bankers' Acceptance Facility ("Canadian Administrative Agent"), Bankers Trust Company, as Lead Manager and Agent for the Banks ("Agent"), the Guarantors named on the signature pages hereof ("Guarantors") and the Pledgors named on the signature pages hereof ("Pledgors"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Working Capital Credit Agreement.

                                    RECITALS

   WHEREAS, Company, Safeway Canada and Lucerne propose to reduce voluntarily the Working Capital Commitments by $150,000,000 and, in connection with such reduction, are requesting that the Commitment Reduction Date and the Expiry Date be extended by one year and that the Requisite Banks agree to amend the Working Capital Credit Agreement as set forth herein for the purpose of, among other things, changing the Canadian Reference Banks for the purpose of determining the Average Effective Discount Rate with respect to Bankers' Acceptances;

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   WHEREAS, Company proposes to amend the Acquisition Credit Agreement and has requested that Banks consent to the amendments to the Acquisition Credit Agreement (as amended prior to the date hereof by a First Amendment dated as of March 22, 1991, a Second Amendment dated as of June 7, 1991, Third Amendment dated as of August 7, 1991, a Fourth Amendment dated as of November 8, 1991 and a Fifth Amendment to Second Amended and Restated Credit Agreement and Consent to Documents dated as of January 28, 1992) to be effected by that certain Extension Agreement and Sixth Amendment to Second Amended and Restated Credit Agreement dated as of the date hereof (the "Sixth ACA Amendment") by and among Company, the Acquisition Banks, the managers party thereto, the co-managers party thereto, the Acquisition Agent, the guarantors party thereto and the pledgors party thereto;

   WHEREAS, subject to the terms and conditions of this Amendment, Requisite Banks, Canadian Paying Agent, Canadian Administrative Agent and Agent are willing to agree to such extension and amendments, it being understood that, pursuant to the definition of Requisite Banks under the Working Capital Credit Agreement, each Domestic Bank having a Canadian Bank Affiliate under the Working Capital Credit Agreement is entitled to execute this Amendment on behalf of its Canadian Bank Affiliate;

   WHEREAS, Guarantors desire expressly to consent to this Amendment and to reaffirm the effectiveness of the First Tier Guaranty, the Second Tier Guaranty, the Safeway Guaranty, the Safeway New Canada Guaranty, the Safeway Canada Guaranty, the Lucerne Guaranty and the Contribution Agreement; and

   WHEREAS, Pledgors desire expressly to consent to this Amendment and to reaffirm the effectiveness of the Company Pledge Agreement, the Safeway Pledge Agreement, the Inventory Pledge Agreement, the First Tier Pledge Agreements, the Second Tier Pledge Agreements, the Safeway Canada Pledge Agreement and the Safeway New Canada Pledge Agreement (collectively, the "Pledge Agreements");

                                   AGREEMENT

   NOW, THEREFORE, in consideration of the terms and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

   SECTION 1. AGREEMENT TO EXTEND COMMITMENTS. The Borrowers hereby request that the Commitment Reduction Date and the Expiry Date be extended for one year as contemplated by subsection 2.1F of the Working Capital Credit Agreement. Each Bank electing to consent to such extension shall for the purposes of subsection 2.1F of the Working Capital Credit Agreement be deemed to consent to such extension upon its execution and delivery to Agent of a


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consent to such extension in the form attached as Annex B to this Amendment.

        SECTION 2.  AMENDMENTS TO THE WORKING CAPITAL CREDIT AGREEMENT.

   A. Subsection 1.1 of the Working Capital Credit Agreement is hereby amended by adding thereto the following defined terms in the appropriate alphabetical order:

   "'SCHEDULE I BANK' means any Canadian Bank that  is a bank referred to in
  Schedule I to the Bank Act (Canada), R.S.C. 1985, C, B-1, as amended."

   "'SCHEDULE I REFERENCE BANKS' means BNS, The Royal Bank of Canada and Bank of Montreal."

   "'SCHEDULE II BANK' means any Canadian Bank that is not a Schedule I Bank."

   "'SCHEDULE II REFERENCE BANKS' means BT Canada, Bank of America Canada and The Sumitomo Bank of Canada."

   B. Subsection 1.1 of the Working Capital Credit Agreement is hereby further amended by (a) amending and restating the definitions of "Average Effective Discount Rate", "First Tier Guaranty" and "Second Tier Guaranty" in their entirety as follows:

   "'AVERAGE EFFECTIVE DISCOUNT RATE' means, (a) in respect of any Bankers' Acceptances or Drafts to be purchased by a Schedule I Bank pursuant hereto, the arithmetic average of the discount rates (calculated on an annual basis and rounded to the nearest one-hundredth of 1%, with five-thousandths of 1% being rounded up) quoted by each Schedule I Reference Bank at 10:00 a.m. (Toronto time) as the discount rate at which such Schedule I Reference Bank would purchase, on the relevant Drawing Date, its own Bankers' Acceptances having an aggregate Face Amount equal to and with a term to maturity the same as the Bankers' Acceptances or Drafts to be acquired by such Schedule I Bank on such Drawing Date or (b) in respect of any Bankers' Acceptances or Drafts to be purchased by a Schedule II Bank or any other Person (other than a Schedule I Bank) pursuant hereto, the arithmetic average of the discount rates (calculated on an annual basis and rounded to the nearest one-hundredth of 1%, with five-thousandths of 1% being rounded up) quoted by each Schedule II Reference Bank at 10:00 a.m. (Toronto time) as the discount rate at which such Schedule II Reference Bank would purchase, on the relevant Drawing Date, its own Bankers' Acceptances having an aggregate Face Amount


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  equal to and with a term to maturity the same as the Bankers' Acceptances or
  Drafts to be acquired by such Schedule II Bank or other Person on such Drawing Date. If any Schedule I Reference Bank or Schedule II Reference Bank fails to provide its quotation to Canadian Administrative Agent, the Average Effective Discount Rate shall be determined on the basis of the quotation(s) by the other Schedule I Reference Bank(s) or Schedule II Reference Bank(s), as applicable."

   "'FIRST TIER GUARANTY' means, collectively, the First Amended and Restated Guaranty Agreement executed and delivered by the First Tier Subsidiaries, a conformed copy of which is annexed hereto as EXHIBIT XIV, the Guaranty Agreement dated as of August 7, 1991, executed by Safeway Warehouse, Inc. having provisions substantially similar to those set forth in EXHIBIT XIV annexed hereto, and any other Guaranty Agreement substantially in the form of
  EXHIBIT XIV annexed hereto executed after the date hereof by any other direct Subsidiary of Company (which Subsidiary shall, in connection with the execution of such Guaranty Agreement, take such actions as are necessary to become a "Guarantor" party to the Contribution Agreement), in each case as such Guaranty Agreements may be amended, supplemented or otherwise modified from time to time."

   "'SECOND TIER GUARANTY' means, collectively, the First Amended and Restated Guaranty Agreement executed and delivered by the Domestic Second Tier Subsidiaries, a conformed copy of which is annexed as EXHIBIT XV hereto, and any other Guaranty Agreement substantially in the form of EXHIBIT XV annexed hereto executed after the date hereof by any other indirect Subsidiary of Company (which Subsidiary shall, in connection with the execution of such Guaranty Agreement, take such actions as are necessary to become a "Guarantor" party to the Contribution Agreement), in each case as such Guaranty Agreements may be amended, supplemented or otherwise modified from time to time."

and (b) inserting the word "applicable" in clause (x) of the definition of Drawing Purchase Price, immediately preceding the term "Average Effective Discount Rate".

   C. Subsection 2.5F (having the heading that reads, "Average Effective Discount Rate Determination") of the Working Capital Credit Agreement is hereby amended and restated in its entirety as follows:

   "F.   AVERAGE EFFECTIVE DISCOUNT RATE DETERMINATION.  (1) Each Schedule I
  Reference Bank or Schedule II Reference Bank, as the case may be, agrees to furnish to Canadian Administrative Agent timely


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  information for purposes of determining each Average Effective Discount Rate.
  If any one or more of the Schedule I Reference Banks or Schedule II Reference Banks shall not furnish such information to Canadian Administrative Agent for its determination of an applicable Average Effective Discount Rate, Canadian Administrative Agent shall determine such Average Effective Discount Rate on the basis of timely information furnished by the remaining Schedule I Reference Banks or Schedule II Reference Banks, as applicable.

   (2) Canadian Administrative Agent shall give prompt notice to Safeway Canada, Canadian Banks, Canadian Paying Agent and Company of each Average Effective Discount Rate determined by Canadian Administrative Agent for an applicable Drawing Date and the applicable discount rates, if any, furnished by each Schedule I Reference Bank or Schedule II Reference Bank for determining any applicable Average Effective Discount Rate."

 SECTION 3. INCORPORATION BY REFERENCE FROM ACQUISITION CREDIT AGREEMENT OF THE SIXTH ACA AMENDMENT.

   Requisite Banks hereby agree and consent to the Sixth ACA Amendment, substantially in the form attached hereto as Annex A, and to all of the amendments and modifications to the Acquisition Credit Agreement effected by the Sixth ACA Amendment. It is hereby agreed that all definitions, representations, warranties, covenants and other provisions contained in the Acquisition Credit Agreement which are incorporated in the Working Capital Credit Agreement by reference (the "Incorporated Provisions") are so incorporated in the form in which such Incorporated Provisions exist in the Acquisition Credit Agreement, as amended by the Sixth ACA Amendment, subject to the proviso set forth in subsection 1.5 of the Amended Working Capital Credit Agreement.

                 SECTION  4.   REPRESENTATIONS AND WARRANTIES.

   In order to induce Banks to consent to the extension requested in Section 1 and to enter into this Amendment, Company, Safeway Canada, and Lucerne each represent and warrant (which representations and warranties in the case of Safeway Canada and Lucerne, as the case may be, shall be limited to Safeway Canada and its Subsidiaries and Lucerne and its Subsidiaries, respectively, and other facts and circumstances known to Safeway Canada and its Subsidiaries, or Lucerne and its Subsidiaries, as the case may be) to each Bank that:


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   A.  No event would result from the execution of this Amendment and, after giving effect to this Amendment, no event has occurred or is continuing which constitutes an Event of Default or Potential Event of Default;

   B. The representations and warranties of Company contained in the Working Capital Credit Agreement, as amended by this Amendment (the "Amended Working Capital Credit Agreement") are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Amended Working Capital Credit Agreement;

   C. This Amendment, the Amended Working Capital Credit Agreement, and the consummation of the transactions contemplated hereby or thereby do not and will not (i) violate any provisions of law applicable to Company or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, or
  (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, the indentures pursuant to which any outstanding Subordinated Indebtedness (including, without limitation, the Senior Subordinated Indebtedness) has been issued (the "Indentures") or any term of any other material agreement or instrument to which Company or any of its Subsidiaries is a party or by which any of their properties or assets are bound;

   D. If the Working Capital Commitments were fully utilized as of the date hereof, all indebtedness of Company with respect to the Loans under the Amended Working Capital Credit Agreement and all indebtedness of Company under the Company Guaranty with respect to (i) monies borrowed by the Canadian Borrowers under the Amended Working Capital Credit Agreement and
  (ii) amounts owed by Safeway Canada with respect to repayment of Drafts, Bankers' Acceptances and Bankers' Acceptance Equivalent Notes issued under the Amended Working Capital Credit Agreement would be within the definition of "Senior Indebtedness" contained in the Indentures;

   E. All monetary obligations of Company, Safeway Canada and Lucerne now or hereafter existing under or


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  in respect of the Amended Working Capital Credit Agreement, whether for principal, interest, fees or otherwise, are within the definition of "Guarantied Obligations" contained in the Contribution Agreement, the First Tier Guaranty, the Second Tier Guaranty and the Safeway Guaranty and all such monetary obligations of Company are within the definition of "Senior Secured Obligations" contained in the Company Pledge Agreement and the Inventory Pledge Agreement and the Collateral Agent is entitled to the benefit of the Liens created pursuant to the Collateral Documents referred to in this sentence with respect to all such obligations of Company. The obligations of each First Tier Subsidiary and each Domestic Second Tier Subsidiary under the First Tier Guaranty and the Second Tier Guaranty, respectively, are within the definition of "Secured Obligations" contained in the First Tier Pledge Agreements and the Second Tier Pledge Agreements and the Collateral Agent is entitled to the benefit of the Liens created pursuant to the Collateral Documents referred to in this sentence to which such First Tier Subsidiary or Domestic Second Tier Subsidiary is a party with respect to all such obligations of such Subsidiary;

   F. All monetary obligations of Safeway Canada or Lucerne now or hereafter existing under or in respect of the Amended Working Capital Credit Agreement, whether for principal, interest, fees or otherwise, are within the definition of "Guarantied Obligations" contained in the Safeway Canada Guaranty and the Lucerne Guaranty, as applicable, and, with the exception of the aforementioned obligations of Lucerne, are within the definition of "Secured Obligations" contained in the Safeway Canada Pledge Agreement and the Canadian Administrative Agent is entitled to the benefit of the Liens created pursuant to the Collateral Documents referred to in this sentence with respect to all such obligations of Safeway Canada or Lucerne;

   G. Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Working Capital Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

   H. The Guarantors mean and include Company, Safeway New Canada, Safeway Canada, Lucerne and all of the First Tier Subsidiaries, Safeway Warehouse, Inc., all of the Second Tier Subsidiaries (including ICC Subsidiary) and all of the Domestic Third Tier Subsidiaries presently owned either directly or indirectly by Company;


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
   I. The Pledgors mean and include Company, Safeway New Canada, Safeway Canada and all of the First Tier Subsidiaries and all of the Second Tier Subsidiaries (including ICC Subsidiary);

   J. The execution, delivery and performance by Company of this Amendment are within the corporate power of Company and have been duly authorized by all necessary corporate action on the part of Company, and this Amendment and the Amended Working Capital Credit Agreement constitute the valid and binding obligations of Company enforceable against Company in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally; and

   K. Each Working Capital Guaranty and the Contribution Agreement shall continue in full force and effect and remain the valid and binding obligations of the Guarantors party thereto enforceable against the Guarantors party thereto in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally. The Pledge Agreements shall continue in full force and effect and remain the valid and binding obligations of the Pledgors party thereto, enforceable against the Pledgors party thereto in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.


                   SECTION  5.   CONDITIONS TO EFFECTIVENESS.

   This Amendment shall become effective as of the first date Agent, on behalf of Banks, shall have received all of the following in form and substance satisfactory to Agent (the "Sixth Amendment Effective Date"):

   A. Resolutions of the Board of Directors of Company, Safeway Canada and Lucerne authorizing and approving the execution, delivery and performance of this Amendment and resolutions of the Board of Directors of each Guarantor and each Pledgor authorizing and approving the execution and delivery of this Amendment, in each case certified by the corporate secretary or an assistant secretary of Company, Safeway Canada, Lucerne, each Guarantor and each Pledgor, as the case may be, as of the Sixth Amendment Effective Date;


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
   B. A certificate of the corporate secretary or an assistant secretary of Company, Safeway Canada, Lucerne, each Guarantor and each Pledgor which shall certify, as of the Sixth Amendment Effective Date, the names and offices of the officers of Company, Safeway Canada, Lucerne, each Guarantor and each Pledgor authorized to sign this Amendment;

   C. A counterpart hereof executed by a duly authorized officer of Company, Requisite Banks, Canadian Paying Agent, Canadian Administrative Agent and Agent, each Guarantor and each Pledgor or in the case of any Bank, telecopy or telephone confirmation from such Bank of its execution hereof;

   D. An executed original irrevocable written notice of Borrowers to Agent and Canadian Agents specifying, in accordance with the provisions of subsection 2.4E of the Working Capital Credit Agreement, that the Working Capital Commitments shall be permanently reduced by $150,000,000 on the date specified in such notice, which date shall be on or before the Sixth Amendment Effective Date; and

   E. The Sixth ACA Amendment, which shall have become effective in accordance with its terms.


  SECTION  6.   THE WORKING CAPITAL GUARANTIES AND THE CONTRIBUTION AGREEMENT.

   In order to induce Banks to enter into this Amendment, each Guarantor represents and warrants to each Bank that the execution, delivery and performance by such Guarantor of this Amendment are within the corporate power of such Guarantor and have been duly authorized by all necessary corporate action on the part of such Guarantor and that this Amendment constitutes the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

   Each Guarantor agrees to and acknowledges the terms and provisions of this Amendment and acknowledges and confirms that each Working Capital Guaranty to which it is a party will, from and after the Sixth Amendment Effective Date, continue to guaranty to the fullest extent possible the payment and performance of the Guarantied Obligations (as that term is defined in each Working Capital Guaranty) and, furthermore, that from and after the Sixth Amendment Effective Date, each such Working Capital Guaranty will also guaranty, to the fullest extent possible, the performance of


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
all obligations (including, without limitation, due and punctual payment of all amounts) under, referred to in, or contemplated by this Amendment by the principal debtor(s) whose obligations are guaranteed by the particular Guarantor and the Guarantied Obligations (as defined in each Working Capital Guaranty) shall include all such obligations of the principal debtor(s). Each Guarantor (other than Safeway Canada and Lucerne) agrees and acknowledges that the Contribution Agreement will continue to establish the rights and obligations of contribution among Guarantors with respect to the payment and performance of all Guarantied Obligations (as that term is defined in the Contribution Agreement). Without limiting the generality of the foregoing, each Guarantor hereby acknowledges and confirms the understanding and intent of such Guarantor that, upon the effectiveness of this Amendment, as a result of this Amendment, the definition of "Working Capital Obligations" contained in the Working Capital Credit Agreement includes the obligations of Borrowers set forth in the Amended Working Capital Credit Agreement and that the obligations of any Borrower guarantied under any Working Capital Guaranty shall include the obligations of such Borrower under the Amended Working Capital Credit Agreement.

   Each Guarantor agrees and acknowledges that each Working Capital Guaranty to which it is a party and, to the extent that such Guarantor is also a party thereto, the Contribution Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in this Amendment and the Working Capital Guaranty to which it is a party are true, correct and complete as of the date hereof to the same extent as though made on such date except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under such agreements.


                      SECTION  7.   THE PLEDGE AGREEMENTS.

   In order to induce Banks to enter into this Amendment, each Pledgor represents and warrants to each Bank that the execution, delivery and performance by each Pledgor of this Amendment are within the corporate power of such Pledgor and have been duly authorized by all necessary corporate action on the part of such Pledgor and that this Amendment constitutes the valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

   Each Pledgor agrees to and acknowledges the terms and provisions of this Amendment and confirms that the Pledge Agreements to which it is a party and the Pledged Collateral (as that term is defined in each such Pledge Agreement) will continue to secure to the fullest extent possible the payment and performance of all Senior Secured Obligations (as that term is defined in the Company Pledge Agreement, the Safeway Pledge Agreement and the Inventory Pledge Agreement) and all Secured Obligations (as that term is defined in the Safeway Canada Pledge Agreement, the Safeway New Canada Pledge Agreement, each First Tier Pledge Agreement and each Second Tier Pledge Agreement), and furthermore, that from and after the Sixth Amendment Effective Date, each such Pledge Agreement will also secure, to the fullest extent possible, the performance of all obligations (including, without limitation, due and punctual payment of all amounts) under, referred to in, or contemplated by this Amendment of each Borrower or Pledgor whose Working Capital Obligations are secured by any such Pledge Agreement. Without limiting the generality of the foregoing, each Pledgor hereby acknowledges and confirms the understanding and intent of such Pledgor that, upon the effectiveness of this Amendment, as a result of this Amendment, the definition of "Working Capital Obligations" contained in the Working Capital Credit Agreement includes the obligations of Borrowers set forth in the Amended Working Capital Credit Agreement and that the obligations of any Borrower secured under any Pledge Agreement shall include the obligations of such Borrower under the Amended Working Capital Credit Agreement.

   Each Pledgor agrees and acknowledges that the Pledge Agreement to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment. Each Pledgor represents and warrants that all representations and warranties contained in this Amendment and the Pledge Agreement to which it is a party are true, correct and complete as of the date hereof to the same extent as though made on such date except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under such agreements.


                          SECTION  8.   COUNTERPARTS.

   This Amendment may be executed in any number of counterparts, and by different parties hereto in separate


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
counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


                       SECTION  9.   EFFECT OF AMENDMENT.

   It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Working Capital Credit Agreement, and all terms and conditions of the Working Capital Credit Agreement are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to the terms and conditions of this Amendment.


                         SECTION  10.  APPLICABLE LAW.

   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                  [Remainder of Page Intentionally Left Blank]


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
   WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                                           SAFEWAY INC., (as a Borrower,
                                           Guarantor and Pledgor)


                                           By __________________________________
                                                Name:
                                                Title:


                                           CANADA SAFEWAY LIMITED, (as a
                                           Borrower, Guarantor and Pledgor)


                                           By __________________________________
                                                Name:
                                                Title:


                                           LUCERNE FOODS LTD., (as a Borrower
                                           and Guarantor)


                                           By __________________________________
                                                Name:
                                                Title:


                                           BANKERS TRUST COMPANY, individually
                                           as a Domestic Bank and as Agent and
                                           on behalf of its Canadian Bank
                                           Affiliate


                                           By __________________________________
                                                Name:
                                                Title:


                                           BT BANK OF CANADA, individually as a
                                           Canadian Bank and as Canadian
                                           Administrative Agent


                                           By __________________________________
                                                Name:
                                                Title:

                                           THE BANK OF NOVA SCOTIA,
                                           individually as a Domestic Bank and
                                           Canadian Bank and as Canadian Paying
                                           Agent


                                           By __________________________________
                                                Name:
                                                Title:


                                           BANK OF MONTREAL, as a Domestic Bank
                                           and a Canadian Bank


                                           By __________________________________
                                                Name:
                                                Title:


                                           CHEMICAL BANK, as a Domestic Bank
                                           and on behalf of its Canadian Bank
                                           Affiliate


                                           By __________________________________
                                                Name:
                                                Title:


                                           ROYAL BANK OF CANADA, as a Domestic
                                           and Canadian Bank


                                           By __________________________________
                                                Name:
                                                Title:


                                           THE CHASE MANHATTAN BANK, N.A., as a
                                           Domestic Bank and on behalf of its
                                           Canadian Bank Affiliate


                                           By __________________________________
                                                Name:
                                                Title:

                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, as a Domestic
                                           Bank and on behalf of its Canadian
                                           Bank Affiliate


                                           By __________________________________
                                                Name:
                                                Title:


                                           CITIBANK, N.A., as a Domestic Bank
                                           and on behalf of its Canadian Bank
                                           Affiliate


                                           By __________________________________
                                                Name:
                                                Title:


                                           THE BANK OF TOKYO - SAN FRANCISCO
                                           AGENCY, as a Domestic Bank and on
                                           behalf of its Canadian Bank Affiliate


                                           By __________________________________
                                                Name:
                                                Title:


                                           BARCLAYS BANK OF CANADA, as a
                                           Domestic Bank and a Canadian Bank


                                           By __________________________________
                                                Name:
                                                Title:


                                           THE SUMITOMO BANK, LIMITED, as a
                                           Domestic Bank and on behalf of its
                                           Canadian Bank Affiliate


                                           By __________________________________
                                                Name:
                                                Title:

                                           CREDIT LYONNAIS SAN FRANCISCO
                                           BRANCH, as a Domestic Bank and on
                                           behalf of its Canadian Bank Affiliate


                                           By __________________________________
                                                Name:
                                                Title:


                                           ABN AMRO N.V., as a Domestic Bank
                                           and on behalf of its Canadian Bank
                                           Affiliate


                                           By __________________________________
                                                Name:
                                                Title:


                                           THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                           as a Domestic Bank


                                           By __________________________________
                                                Name:
                                                Title:


                                           THE INDUSTRIAL BANK OF JAPAN
                                           (CANADA), as a Canadian Bank


                                           By __________________________________
                                                Name:
                                                Title:


                                           BANQUE NATIONALE DE PARIS, as a
                                           Domestic Bank and on behalf of its
                                           Canadian Bank Affiliate


                                           By __________________________________
                                                Name:
                                                Title:

                                           BANQUE NATIONALE DE PARIS (CANADA),
                                           as a Canadian Bank


                                           By __________________________________
                                                Name:
                                                Title:

                                           CIBC INC., as a Domestic Bank


                                           By __________________________________
                                                Name:
                                                Title:


                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                           as a Canadian Bank


                                           By __________________________________
                                                Name:
                                                Title:


                                           BANK HAPOALIM, as a Domestic Bank
                                           and on behalf of its Canadian Bank
                                           Affiliate


                                           By __________________________________
                                                Name:
                                                Title:


                                           THE SAKURA BANK, LIMITED, as a
                                           Domestic Bank


                                           By __________________________________
                                                Name:
                                                Title:


                                           SAKURA BANK (CANADA), as a Canadian
                                           Bank


                                           By __________________________________
                                                Name:
                                                Title:

                                          GUARANTORS AND PLEDGORS:

                                          SAFEWAY NEW CANADA, INC.


                                          By ___________________________________
                                                Name:
                                                Title:


                                          FIRST TIER SUBSIDIARIES:

                                          SAFEWAY AUSTRALIA HOLDINGS, INC.

                                          SAFEWAY CANADA HOLDINGS, INC.

                                          SAFEWAY U.S. HOLDINGS, INC.

                                          SAFEWAY WAREHOUSE, INC.



                                          By ___________________________________
                                             As an authorized officer of each
                                             of the foregoing First Tier
                                             Subsidiaries


                                          DOMESTIC SECOND TIER SUBSIDIARIES:

                                          SAFEWAY SOUTHERN CALIFORNIA, INC.

                                          SAFEWAY DENVER, INC.

                                          SAFEWAY RICHMOND, INC.

                                          SAFEWAY DALLAS, INC. (formerly named
                                          "SAFEWAY WASHINGTON, D.C., INC.")

                                          SAFEWAY SUPPLY, INC.

                                          SAFEWAY CORPORATE, INC.

                                          SAFEWAY TRUCKING, INC.


                                          By __________________________________
                                             As an authorized officer of each
                                             of the foregoing Domestic Second
                                             Tier Subsidiaries

DOMESTIC THIRD TIER SUBSIDIARIES:

SAFEWAY STORES 18, INC.                    SAFEWAY STORES 72, INC.
SAFEWAY STORES 26, INC.                    SAFEWAY STORES 73, INC.
SAFEWAY STORES 28, INC.                    SAFEWAY STORES 74, INC.
SAFEWAY STORES 31, INC.                    SAFEWAY STORES 75, INC.
SAFEWAY STORES 42, INC.                    SAFEWAY STORES 76, INC.
SAFEWAY STORES 43, INC.                    SAFEWAY STORES 77, INC.
SAFEWAY STORES 44, INC.                    SAFEWAY STORES 78, INC.
SAFEWAY STORES 45, INC.                    SAFEWAY STORES 79, INC.
SAFEWAY STORES 46, INC.                    SAFEWAY STORES 80, INC.
SAFEWAY STORES 47, INC.                    SAFEWAY STORES 81, INC.
SAFEWAY STORES 48, INC.                    SAFEWAY STORES 82, INC.
SAFEWAY STORES 49, INC.                    SAFEWAY STORES 85, INC.
SAFEWAY STORES 50, INC.                    SAFEWAY STORES 86, INC.
SAFEWAY STORES 58, INC.                    SAFEWAY STORES 87, INC.
SAFEWAY STORES 59, INC.                    SAFEWAY STORES 88, INC.
SAFEWAY STORES 64, INC.                    SAFEWAY STORES 89, INC.
SAFEWAY STORES 67, INC.                    SAFEWAY STORES 90, INC.
SAFEWAY STORES 68, INC.                    SAFEWAY STORES 91, INC.
SAFEWAY STORES 69, INC.                    SAFEWAY STORES 92, INC.
SAFEWAY STORES 70, INC.                    SAFEWAY STORES 96, INC.
SAFEWAY STORES 71, INC.                    SAFEWAY STORES 97, INC.
                                           SAFEWAY STORES 98, INC.


                                         By ____________________________________
                                            As an authorized officer of each of
                                            the foregoing Domestic Third Tier
                                            Subsidiaries

                                    ANNEX A

                              FIFTH ACA AMENDMENT


                                   [ATTACHED]

                                                                         ANNEX B
                                 March __, 1994


Bankers Trust Company, as Agent
333 South Grand Avenue, 41st Floor
Los Angeles, California  90071

Attention:  James B. Miles, Vice President

         Re:  Safeway Working Capital Credit Agreement:  Consent to Extension

To whom it may concern:

              The undersigned, being a "Bank" under that certain Second Amended and Restated Working Capital Credit Agreement dated as of June 12, 1990, as amended to the date hereof (as so amended, the "Working Capital Credit Agreement"), by and among Safeway Inc., a Delaware corporation, Canada Safeway Limited, an Alberta corporation, Lucerne Foods Ltd., an Alberta corporation, the banks named on the signature pages thereof, The Bank of Nova Scotia, as paying agent, BT Bank of Canada, as administrative agent, and Bankers Trust Company, as Lead Manager and Agent ("Agent"), hereby notifies Agent, pursuant to subsection 2.1F of the Working Capital Credit Agreement, of the undersigned Bank's consent to a one year extension of "Commitment Reduction Date" and the "Expiry Date," as such terms are defined in the Working Capital Credit Agreement. Any Affiliate Bank of the undersigned Bank (if any), by its execution of this letter in the space provided below, hereby also consents to the foregoing extension.*

                                                Very truly yours,

                                                ____________________________
                                                NAME OF BANK



                                                By__________________________
                                                Title_______________________


                                                ____________________________
                                                NAME OF AFFILIATE BANK



                                                By__________________________
                                                Title_______________________





____________

* A Bank that has a commitment to fund loans in the United States and in Canada has no "Affiliate Bank." Many Banks originally structured their commitments so a United States affiliate would commit to fund loans in the United States and a Canadian affiliate would commit to fund loans in Canada.